CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 3,296	$ 3,055	$ 2,938
Unrealized holding loss on securities:
Net securities loss during period	(136)	(476)	(163)
Tax effect	(47)	(162)	(55)
Other comprehensive loss, net of tax	(89)	(314)	(108)
Comprehensive income, net of tax	$ 3,207	$ 2,741	$ 2,830